Exhibit 10.10
***Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.
FIRST AMENDMENT TO
MANAGEMENT AND OPERATIONAL SERVICES AGREEMENT
This First Amendment to the Management and Operational Services Agreement (“First Amendment”) is entered into as of this 25th day of November, 2009 by and between Western Dubuque Biodiesel, LLC (“WDB”), Renewable Energy Group, Inc. (“REG Group”), REG Services Group, LLC (“REG Services”), and REG Marketing & Logistics Group, LLC (“REG Logistics”) (REG Group, REG Services, and REG Logistics are hereinafter referred to as “REG”).
WHEREAS, on or about August 29, 2006, WDB and REG Group entered into a Management and Operational Services Agreement (“MOSA”);
WHEREAS, REG Group subsequently assigned the MOSA to REG Services, which has entered into an agreement with REG Marketing assigning to REG Marketing the obligations of REG Services to provide certain sales, marketing and logistical services to Claimant under the MOSA;
WHEREAS, on or about June 5, 2009, REG provided written notification to WDB under paragraph 6 of the MOSA of the termination of the MOSA to be effective on August 1, 2010;
WHEREAS, WDB wishes to enter into an agreement with a contractor to market biodiesel, glycerin, or fatty acids produced at WDB’s biodiesel diesel production facility (the “Production Contract”); and,
NOW THEREFORE, in consideration of the following covenants, promises and undertakings, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree to amend the MOSA as follows:
1.	Handling of Production Contract.
A.
REG shall allow WDB to produce biodiesel in fulfillment of the Production Contract until any termination of the Production Contract. Further, WDB will be allowed to fulfill the Production Contract after termination of the MOSA on August 1, 2010. The parties understand that should the MOSA be extended by the parties, the fulfillment of the Production Contract and any other matters shall be upon new terms as the parties mutual agree.

First Amendment to MOSA
Exhibit B

*** Confidential material redacted and filed separately with the Commission.
B.
***, the Monthly Fee payable to REG Services under the MOSA shall be equal to $*** produced whether in fulfillment of the Production Contract or involving other parties. ***, the Monthly Fee for biodiesel produced in fulfillment of the Production Contract shall be increased to ***. The parties agree that any extension or renewal of the MOSA shall be upon terms as mutually agreed by the parties, irrespective of the terms or compensation as may be set out in this First Amendment.

C.
During and with respect to WDB’s production of biodiesel in fulfillment of the Production Contract prior to August 1, 2010, REG Services shall only be required to fulfill such responsibilities under the MOSA as set out under Section 2A, 2B, 2D, 2E (routine accounting activities only, including RINs and blender’s credit support but not including order processing, invoicing, A/R management, collections and inventory management; it is understood that WDB will handle all aspects of order to cash and procure to pay business processes with respect to the Production Contract), and the marketing of glycerin. For all other production of biodiesel at WDB, REG Services shall fulfill its responsibilities as set out under the MOSA and agreed upon between the parties for the remainder of the term of the MOSA. REG Services’ responsibilities during any extension or renewal of the MOSA shall be as mutually agreed between the parties.

D.
WDB understands and agrees that REG will not be arranging for rail cars to transport WDB’s production of biodiesel in fulfillment of the Production Contract, as would normally be contemplated by the MOSA. ***. With respect to future needs for rail car use, WDB shall provide written notice to REG Services of WDB’s request to obtain rail cars pursuant to the terms below no less than thirty (30) days prior to the beginning of each calendar month. ***. WDB agrees to pay REG the sum of $*** (prorated for use less than ***). REG shall invoice WDB at the end of each month for such rail car rental,

First Amendment to MOSA

*** Confidential material redacted and filed separately with the Commission.
and WDB agrees to pay in full such rental owed ***. WDB is not obligated to use any of the rail cars. REG is not required to provide any logistics after the loading of the rail cars provided under the terms of this paragraph. All rail cars provided hereunder shall be picked up at and returned to the Farley, Iowa, WDB biodiesel production facility trackage (unless otherwise directed by REG), and all such returned rail cars shall be in the same condition as delivered to WDB.
2.
Counterpart Signatures. This First Amendment may be executed in counterpart originals, and the counterpart originals together shall constitute the original of this First Amendment. Facsimile or PDF copy signatures shall be treated as original signatures for this purpose.

3.	Amendment. Except as expressly modified by this First Amendment, all terms of the MOSA remain in full force and effect until the MOSA terminates on August 1, 2010.
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First Amendment to MOSA

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

Western Dubuque Biodiesel, LLC

By:	/s/ Bruce Klostermann

	Title:	Vice Chairman

Date: 11-25-09

First Amendment to MOSA

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

Renewable Energy Group, Inc.

By	/s/ Daniel Oh

	Title:	President

Date: 11/25/09

REG Services Group, LLC

By	/s/ Daniel Oh

	Title:	President

Date: 11/25/09

REG Marketing & Logistics Group, LLC

By	/s/ Daniel Oh

	Title:	President

Date: 11/25/09

First Amendment to MOSA